FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

24.    FINANCIAL RISK MANAGEMENT

The Board has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.

The Company is exposed to certain financial risks, including credit risk, liquidity risk, and market risks such as currency risk, interest rate risk, and commodity price risk.

(a)     Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company’s exposures to credit risk arise from cash and short-term investments, trade accounts receivable, and loan receivable. Lesser exposures arise from holdings of marketable securities, and other receivables.

The risk is assessed by performing an aging analysis of trade receivables, and through the review of credit ratings of the counterparties with which the Company does business.

The Company manages such credit risks by diversifying bank deposits and placing funds only in large Canadian, Brazilian and Mexican financial institutions. The Company’s investments are subject to internal investment guidelines, and they mature at various dates but rarely in excess of one year.

All of the Company’s precious metal sales are to large international metals trading companies and smelters that have been in business for many years. For the sale of metal concentrates, the Company typically receives provisional payments, within days after delivery, of up to 95% of the value of each shipment. For the sale of refined gold, the Company typically receives payment in full on the day of delivery. Historically, the Company has not had difficulty collecting receivables from its customers, nor have customers defaulted on any payments.

There is no trade receivable related to the refined gold sales as at December 31, 2021.  The aging of trade receivables from metal concentrate sales is as follows:

	December 31,	December 31,
	2021	2020
0 to 30 days	$1,466	$1,343
31 to 60 days	199	400
61 to 90 days	422	142
over 90 days	(26)	126
	$2,061	$2,011

There has been no notable change in the Company’s approach to credit risk management since the prior year.

(b)     Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due.  The Company's exposure to liquidity risk arises from its trade and other payables.  The Company regularly prepares rolling cash flows to identify and assess such liquidity risks.

The Company manages liquidity risk by preparing annual budgets for approval by the Board and preparing cash flow and liquidity forecasts on a quarterly basis.

There has been no notable change in the Company’s approach to credit risk management since the prior year.

(c)     Currency risk

Currency risk is the risk that foreign exchange rates will fluctuate significantly from expectations.  The Company’s exposure to currency risk arises from its operations in Canada, Brazil, Mexico and Peru, where payments to vendors and employees are often in local currency; yet, substantially all of the Company’s revenues are realized in USD.  Further, the Company holds a portion of its cash in currencies other than USD.

To manage this risk, the Company holds as small of an amount as practical in foreign currencies.  To mitigate the Company’s exposure to changes in the exchange rates of BRL and MXN against USD, the Company may and has entered into forward currency contracts as it deems prudent. There are limits on the extent of such contracts, in excess of which Board approval is required. In 2021, the Company did not enter any forward foreign currency contracts.

For financial instruments denominated in foreign currencies as at December 31, 2021, a 10% change in the prevailing exchange rates as at December 31, 2021, with all other variables held constant, would have the following impact on the Company’s earnings:

	Canadian		Australian		Peruvian
	dollars	Brazilian	dollars	Mexican	soles
Change in net income arising from:	("CAD")	real	("AUD")	pesos	("PEN")
10% appreciation of the USD against the currency	$(3)	$2,983	$(620)	$(148)	$255
10% depreciation of the USD against the currency	$3	$(2,983)	$620	$148	$255

The closing exchange rates for December 31, 2021, of BRL/USD of 5.5805 (2020: 5.197), MXN/USD of 20.5157 (2020: 19.935), AUD/USD of 1.3797 (2020: 1.2981), PEN/USD of 3.998 (2020: 3.621), and CAD/USD of 1.27382 (2020: 1.277) were used in the above analysis.

(d)     Interest rate risk

Interest rate risk is the possibility that change in market interest rates will affect future cash flows. The Company is exposed to interest rate risk on its cash and cash equivalents, short-term deposits and borrowings. The Company’s approach is to invest cash in savings accounts and guaranteed investment certificates at fixed and floating rates of interest over varying maturities. The Company manages this risk by monitoring changes in interest rates and by maintaining a relatively short duration for the Company’s portfolio of cash equivalent securities. Many of these instruments can be immediately redeemed and those of a fixed-term do not exceed one year. The Company is exposed to interest rate risk on its variable interest rate borrowings, specifically the MACA loan (note 13(a)). Additionally, the unsecured bank facilities (note 13(b)) are expected to roll over as they become due and are therefore subject to interest rate changes.

There has been no notable change in the Company’s approach to interest rate risk management since the prior year.

For interest-bearing financial instruments as at December 31, 2021, an increase or decrease in interest rate of 1% applied would increase or decrease net income and comprehensive income by $0.1 million.

(e)     Commodity price risk

The Company is subject to risk from fluctuations in the market prices of gold, silver, lead and zinc. Such fluctuations directly affect the Company’s reported revenues.

The profitability of the Company’s operations is highly correlated to the market prices of these metals, as is the ability of the Company to develop its mineral properties and exploration and evaluation assets. The value of trade receivables at the reporting date also depends on changes in metal prices until finalization of sales prices per the contractual quotational period.

If metal prices decline for a prolonged period below the cost of production of the Company’s mines, it may not be economically feasible to continue production.

The Company has a stated policy that it will not engage in long-term hedging of gold and silver prices.

There was no notable change in the Company’s approach to commodity price risk management from the prior year until December 31, 2021.

For provisionally priced trade receivables, a 10% change in the prevailing commodity prices as at December 31, 2021, with all other variables held constant, would have the following impact on the Company’s earnings:

	10% change in	10% change in	10% change in	10% change in
	gold	silver	lead	zinc
Change in net income	$569	$850	$68	$135